SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 2004

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of June 30, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE3)



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                            333-110437             41-1955181
--------                            ----------             ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code,
                     is (952) 832-7000 Exhibit Index located
                                    on Page 4

Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.
        ------------

On June 30, 2004, Residential Asset Mortgage Products, Inc. caused the issuance and sale of the GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE3, pursuant to an Indenture, dated as of June 30, 2004, between GMACM Home Equity Loan Trust 2004-HE3, as issuer and Wells Fargo Bank, N.A., as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.1 Servicing Agreement dated as of June 30, 2004 among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank, N.A., as indenture trustee, and the GMACM Home Equity Loan Trust 2004-HE3, as issuer.

        4.2 Trust Agreement dated as of June 30, 2004 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.3 Indenture dated as of June 30, 2004 between GMACM Home Equity Loan Trust 2004-HE3, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

        10.1 Mortgage Loan Purchase Agreement dated as of June 30, 2004 among GMAC Mortgage Corporation, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2004-HE3, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

          10.2 Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. relating to GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE3.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                By:     /s/ Patricia C. Taylor
                                       ------------------------------------
                                       Name:  Patricia C. Taylor
                                       Title:    Vice President


Dated:  July 19, 2004




                                  EXHIBIT INDEX


Exhibit Number               Description


 4.1 Servicing Agreement dated as of June 30, 2004 among GMAC Mortgage Corporation, as servicer, Wells Fargo Bank, N.A., as indenture trustee, and the GMACM Home Equity Loan Trust 2004-HE3, as issuer.

 4.2 Trust Agreement dated as of June 30, 2004 between Residential Asset Mortgage Products, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

 4.3 Indenture dated as of June 30, 2004 between GMACM Home Equity Loan Trust 2004-HE3, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.1 Mortgage Loan Purchase Agreement dated as of June 30, 2004 among GMAC Mortgage Corporation, as seller and servicer, Walnut Grove Mortgage Loan Trust 2003-A, Residential Asset Mortgage Products, Inc., as purchaser, GMACM Home Equity Loan Trust 2004-HE3, as issuer, and Wells Fargo Bank, N.A., as indenture trustee.

10.2 Financial Guaranty Insurance Policy issued by Financial Security Assurance Inc. relating to GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE3.